UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2008

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	333-147871 (Commission File Number)	13-3523163 (IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey (Address of registrant’s principal executive office)		08873 (Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 22, 2008, Catalent Pharma Solutions, Inc. (the “Company”), announced that it has decided, in the context of its strategic plan for the Sterile Technologies segment, to consider strategic alternatives with respect to its North Raleigh, North Carolina facility, including a possible sale of the business or assets of the facility. This decision results from an overall strategic review in which the Company’s management determined that the business at the facility is not expected to achieve the Company’s growth and profitability objectives. The Company will continue to meet its commitments to the facility’s current customers and regulators. For financial reporting purposes, the Company intends to classify the operations of the facility within discontinued operations when all relevant requirements have been met.

At this time, the Company is unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the charges associated with this decision. As permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K under Item 2.05 within four business days after the Company’s determination of such estimate or range of estimates.

Forward-Looking Statements

This Current Report on Form 8-K contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate”, “intend”, “estimate”, “plan”, “project”, “foresee”, “likely”, “may”, “will”, “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: general industry conditions and competition; product or other liability risk inherent in the design, development, manufacture and marketing of our offerings; inability to enhance our existing or introduce new technology or services in a timely manner; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; and our substantial debt and debt service requirements that restrict our operating and financial flexibility and impose significant interest and financial costs. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our prospectus dated March 6, 2008, filed with the Securities and Exchange Commission on March 6, 2008. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statements as a result of new information or future events or developments unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc. (Registrant)

By:	/s/ Samrat S. Khichi
Name: Title:	Samrat S. Khichi Senior Vice President and General Counsel

Dated: September 22, 2008

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